Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13G

Under the Securities Exchange Act of 1934

(Amendment No. 1)*

Express, Inc.

(Name of Issuer)

Common Stock, par value $0.01 per share

(Title of Class of Securities)

30219E103

(CUSIP Number)

July 28, 2011

(Date of Event which Requires Filing of this Statement)

Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

☐ Rule 13d-1(b)

☐ Rule 13d-1(c)

☒ Rule 13d-1(d)

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

13G

CUSIP No. 30219E103

1.	NAMES OF REPORTING PERSONS Limited Brands, Inc.
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 0
	6.	SHARED VOTING POWER 0
	7.	SOLE DISPOSITIVE POWER 0
	8.	SHARED DISPOSITIVE POWER 0
9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 0
10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES* ☐
11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9) 0
12.	TYPE OF REPORTING PERSON* CO

13G

CUSIP No. 30219E103

1.	NAMES OF REPORTING PERSONS Intimate Brands, Inc.
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 0
	6.	SHARED VOTING POWER 0
	7.	SOLE DISPOSITIVE POWER 0
	8.	SHARED DISPOSITIVE POWER 0
9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 0
10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES* ☐
11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9) 0
12.	TYPE OF REPORTING PERSON* CO

13G

CUSIP No. 30219E103

1.	NAMES OF REPORTING PERSONS Intimate Brands Holding, LLC
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 0
	6.	SHARED VOTING POWER 0
	7.	SOLE DISPOSITIVE POWER 0
	8.	SHARED DISPOSITIVE POWER 0
9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 0
10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES* ☐
11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9) 0
12.	TYPE OF REPORTING PERSON* CO

13G

CUSIP No. 30219E103

1.	NAMES OF REPORTING PERSONS Limited Brands Store Operations, Inc.
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 0
	6.	SHARED VOTING POWER 0
	7.	SOLE DISPOSITIVE POWER 0
	8.	SHARED DISPOSITIVE POWER 0
9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 0
10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES* ☐
11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9) 0
12.	TYPE OF REPORTING PERSON* CO

13G

CUSIP No. 30219E103

1.	NAMES OF REPORTING PERSONS EXP Investments, Inc.
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 0
	6.	SHARED VOTING POWER 0
	7.	SOLE DISPOSITIVE POWER 0
	8.	SHARED DISPOSITIVE POWER 0
9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 0
10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES* ☐
11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9) 0
12.	TYPE OF REPORTING PERSON* CO

13G

CUSIP No. 30219E103

1.	NAMES OF REPORTING PERSONS American Apparel Investments, Inc.
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	5.	SOLE VOTING POWER 0
	6.	SHARED VOTING POWER 0
	7.	SOLE DISPOSITIVE POWER 0
	8.	SHARED DISPOSITIVE POWER 0
9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 0
10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES* ☐
11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9) 0
12.	TYPE OF REPORTING PERSON* CO

Item 1(a). Name of Issuer:

Express, Inc. (the “Company”)

Item 1(b). Address of Issuer’s Principal Executive Offices:

The Company’s principal executive offices are at 1 Express Drive, Columbus, Ohio 43230.

Item 2(a). Name of Person Filing:

This Schedule 13G is being jointly filed by each of Limited Brands, Inc. (“Limited”), Intimate Brands, Inc. (“IBI”), Intimate Brands Holding, LLC (“IBH”), Limited Brands Store Operations, Inc. (“LBSO”), EXP Investments, Inc. (“EXP”), and American Apparel Investment (“AAI,” and collectively, the “Reporting Persons”).

The Reporting Persons have entered into a Joint Filing Agreement, dated February 14, 2011, a copy of which is attached as Exhibit A to this Schedule 13G, pursuant to which the Reporting Persons agreed to file any amendments to the Schedule 13G filed by the Reporting Persons on February 14, 2011 jointly in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (as amended, the “Act”).

Item 2(b). Address of Principal Business Office or, if None, Residence:

The principal business address of each Reporting Person is Three Limited Parkway, P.O. Box 16000, Columbus, OH 43216.

Item 2(c). Citizenship:

Each Reporting Person is organized under the laws of the State of Delaware.

Item 2(d). Title of Class of Securities:

The class of equity securities of the Company to which this filing on Schedule 13G relates is Common Stock, par value $0.01 per share (the “Common Stock”).

Item 2(e). CUSIP Number:

The CUSIP number of the Company’s Common Stock is 30219E103.

Item 3.	If this Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or (c), Check Whether the Person Filing is a:

Not Applicable.

Item 4.	Ownership.*

(a)	Amount beneficially owned: 0

(b)	Percent of class: 0

(c)	Number of shares as to which such person has:

(i) Sole power to vote or to direct the vote: 0

(ii) Shared power to vote or to direct the vote: 0

(iii) Sole power to dispose or to direct the disposition of: 0

(iv) Shared power to dispose or to direct the disposition of: 0

*	The share amounts and the percentage stated in this Item 4 are provided for each of the Reporting Persons.

Item 5.	Ownership of Five Percent or Less of a Class.

If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following. ☒

Item 6.	Ownership of More than Five Percent on Behalf of Another Person.

Not Applicable.

Item 7.	Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company.

Not Applicable.

Item 8.	Identification and Classification of Members of the Group.

Not Applicable.

Item 9.	Notice of Dissolution of Group.

As of July 28, 2011, the group referenced in the initial Schedule 13G filed by the Reporting Persons on February 14, 2011 are not members of a group in connection with the Common Stock. All further filings with respect to transactions in the Common Stock will be filed, if required, by members of that group in their individual capacities.

Item 10.	Certifications.

Not Applicable.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: August 5, 2011

Limited Brands, Inc.

By:	/s/ Timothy J. Faber
	Name:	Timothy J. Faber
	Title:	Senior Vice President - Treasury, Mergers, Acquisitions

Intimate Brands, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

Intimate Brands Holding, LLC

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

Limited Brands Store Operations, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

EXP Investments, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

American Apparel Investments, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13G on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of the Common Stock, $0.01 par value per share, of Express, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 14, 2011

Limited Brands, Inc.

By:	/s/ Timothy J. Faber
	Name:	Timothy J. Faber
	Title:	Senior Vice President - Treasury, Mergers, Acquisitions

Intimate Brands, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

Intimate Brands Holding, LLC

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

Limited Brands Store Operations, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

EXP Investments, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal

American Apparel Investments, Inc.

By:	/s/ Luis F. Machado
	Name:	Luis F. Machado
	Title:	Senior Vice President - Legal